Summary Prospectus	May 1, 2015
AMG Chicago Equity Partners Balanced Fund

Investor Class: MBEAX	Service Class: MBESX	Institutional Class: MBEYX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2015, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Chicago Equity Partners Balanced Fund’s (the “Fund” or “CEP Balanced Fund”) investment objective is to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.45%	0.49%	0.45%
Total Annual Fund Operating Expenses	1.40%	1.19%	1.15%
Fee Waiver and Expense Reimbursements[1]	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.09%	0.88%	0.84%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2016, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.84% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2016. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$111	$413	$736	$1,653
Service Class	$ 90	$347	$624	$1,416
Institutional Class	$ 86	$335	$603	$1,370
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.
Principal Investment Strategies
The Fund will ordinarily invest 50-65% of its total assets in equity securities and invest the remainder in bonds and other fixed income securities, as well as cash or cash equivalents.
The Fund will invest at least 25% of its total assets in equity securities under normal circumstances. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large- (generally determined by reference to the capitalization of companies in the Russell 1000® Index) and medium-sized (generally determined by reference to the capitalization of companies in the Russell Midcap® Index) companies which will generally be listed on the New York or American Stock Exchanges or on NASDAQ and widely held among a large number of investors. As of May 31, 2014, the date of the latest reconstitution of the Indices, the range of market capitalizations for the Russell 1000® Index and

SUM024-0515

AMG Chicago Equity Partners Balanced Fund SUMMARY PROSPECTUS

Russell Midcap® Index was $2.2 billion to $545.3 billion and $2.2 billion to $27.1 billion, respectively. For equity investments, the Chicago Equity Partners, LLC (“CEP” or the “Subadvisor”) investment philosophy is based on well-established financial and behavioral theory. CEP’s innovative quantitative models combine fundamental, behavioral and sentiment factors to identify the stocks most likely to outperform their peers. CEP combines its quantitative models with an experienced team of industry analysts to seek to most effectively exploit market inefficiencies with the goal of generating consistent excess returns. The intended result is a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.
The Fund will invest at least 25% of its total assets in fixed income securities under normal circumstances. The fixed income portion of the Fund may invest in a wide range of domestic and foreign fixed income securities, such as bonds, including non-U.S. dollar denominated bonds. The majority of the Fund’s foreign investments may be in bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations. The Fund may also invest up to 25% of its total assets in below-investment grade securities (those rated below Baa/BBB by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), respectively), that CEP believes do not involve undue risk to income or principal. The lowest credit-rating categories in which the Fund may invest are Caa/CCC (as rated by Moody’s/S&P). Incorporating fundamental, “bottom-up” credit and market analysis, CEP invests the Fund’s assets in bonds with 1- to 30- year maturities. For fixed income investments, CEP follows a disciplined investment process through all market cycles combining a quantitative process with a qualitative overlay with an experienced portfolio management team. The key elements of the process include sector allocation, security selection, yield curve positioning/duration management and risk management.
The Fund may invest more than 65% of its total assets in stocks if CEP considers conditions in the stock market to be more favorable than those in the bond market, and the Fund may invest more than 25% of its total assets in fixed income securities if CEP considers conditions in the bond market to be more favorable than those in the stock market.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset-Backed and Mortgage-Backed Securities Risk— investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.
Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Extension Risk—during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There

2	AMG Funds

AMG Chicago Equity Partners Balanced Fund SUMMARY PROSPECTUS

can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad based securities market indices and to a composite index, which more accurately reflects the composition of the Fund's portfolio.
As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information of the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) in the bar chart, and for periods prior to December 1, 2012 in the table below, does not reflect the impact of any previously imposed front end or deferred sales charges (loads) that were in effect until December 1, 2012. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/14 (Investor Class)
Best Quarter: 12.03% (2nd Quarter 2009)
Worst Quarter: -9.69% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/14
AMG Chicago Equity Partners Balanced Fund	1 Year	5 Years	10 Years	Since Inception[1]
Investor Class Return Before Taxes	9.69%	10.80%	7.30%	—
Investor Class Return After Taxes on Distributions	6.85%	9.05%	6.19%	—
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	6.99%	8.26%	5.66%	—
Service Class Return Before Taxes	9.93%	—	—	12.84%
Institutional Class Return Before Taxes	9.97%	11.09%	7.57%	—
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	13.24%	15.64%	7.96%	22.37%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%	1.75%
Composite Index (composed of 60% Russell 1000® Index & 40% Barclays U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses, or taxes)	10.49%	11.45%	7.26%	13.92%
[1]	Service Class and Index performance shown reflects performance since the inception date of the Fund’s Service Class on November 30, 2012.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold

AMG Funds	3

AMG Chicago Equity Partners Balanced Fund SUMMARY PROSPECTUS

their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for other share classes shares will vary. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Chicago Equity Partners, LLC
Portfolio Managers
Equity Team
David C. Coughenour
Chief Investment Officer – Equities of CEP;
Portfolio Manager of the Fund since 12/00.
Robert H. Kramer
Managing Director of CEP;
Portfolio Manager of the Fund since 12/00.
Fixed Income Team
Curt A. Mitchell
Chief Investment Officer –Fixed Income of CEP;
Portfolio Manager of the Fund since 12/06.
Michael J. Budd
Managing Director of CEP;
Portfolio Manager of the Fund since 12/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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